EXHIBIT 10.19

CONSENT AND AMENDMENT NO. 5 TO
THE AMENDED AND RESTATED
CREDIT AGREEMENT

Dated as of December 17, 2007

CONSENT AND AMENDMENT NO. 5 TO THE AMENDED AND RESTATED CREDIT AGREEMENT (this “ Amendment”) among SOTHEBY’S, a Delaware corporation (“ Holdings”), SOTHEBY’S, INC., a New York corporation (the “ Company” and, together with Holdings, the “ U.S. Borrowers”), OATSHARE LIMITED, a company registered in England and Wales with registration number 01737495 (“ Oatshare”), SOTHEBY’S, a company registered in England and Wales with registration number 00874867 (“ Sotheby’s” and, together with Oatshare, the “ U.K. Borrowers”, and collectively with the U.S. Borrowers, the “ Borrowers”), each lender from time to time party hereto (collectively, the “ Lenders” and individually, a “ Lender”) and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender, L/C Issuer and Foreign Currency Lead Lender.

PRELIMINARY STATEMENTS:

(1)  The Borrowers, the Lenders and the Administrative Agent have entered into the Amended and Restated Credit Agreement dated as of November 14, 2005, as amended by Amendment No. 1 to the Amended and Restated Credit Agreement dated as of February 3, 2006, Amendment No. 2 to the Amended and Restated Credit Agreement dated as of May 18, 2006, Amendment No. 3 to the Amended and Restated Credit Agreement dated as of January 2, 2007 and Amendment No. 4 to the Amended and Restated Credit Agreement dated as of July 25, 2007 (as so amended, the “ Credit Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

(2)  The Borrowers have informed the Administrative Agent that they intend to (a) form a special purpose entity for the purpose of purchasing the York Avenue Property (the “ York Avenue Purchaser”), (b) form a special purpose entity to own 100% of the Equity Interests of the York Avenue Purchaser (the “ York Avenue Parent”), (c) cause the York Avenue Purchaser to Purchase the York Avenue Property pursuant to that certain Purchase Agreement dated on or about December 18, 2007 by and between Holdings and 1334 York Avenue L.P., and (d) to cause the York Avenue Purchaser to assume the Indebtedness incurred pursuant to that certain Loan Agreement dated as of June 22, 2005 between 1334 York Avenue L.P. and Bank of America, N.A., as amended as of September 20, 2005 (the “ York Avenue Loan Agreement”), in an aggregate outstanding principal amount not in excess of $235,000,000, which Indebtedness is secured by the York Avenue Property (collectively, the “ York Avenue Transactions”).

(3)  The Borrowers and the Lenders have agreed to consent to the York Avenue Transactions and to make certain amendments to the Credit Agreement related to the York Avenue Transactions.

SECTION 1. Consent. Notwithstanding anything to the contrary set forth in the Credit Agreement, the Administrative Agent and the Required Lenders hereby consent to the consummation of the York Avenue Transactions pursuant to documentation that is in form and substance satisfactory to the Administrative Agent.

SECTION 2. Amendment to Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended as follows:

(a)  Section 1.01 is hereby amended by adding the following defined terms in appropriate alphabetical order:

“ Amendment No. 5” shall mean the Consent and Amendment No. 5 to the Amended and Restated Credit Agreement dated as of December 17, 2007, among the Borrowers, the Lenders signatory thereto and the Administrative Agent.

“ York Avenue Entity” shall mean the York Avenue Parent and the York Avenue Purchaser.

“ York Avenue Lender” shall mean the “Lender” as defined in the York Avenue Loan Agreement.

“ York Avenue Loan Agreement” shall have the meaning set forth in Amendment No. 5.

“ York Avenue Parent” shall have the meaning set forth in Amendment No. 5.

“ York Avenue Purchaser” shall have the meaning set forth in Amendment No.  5.

(b)  Section 1.01 is hereby amended by adding the following language at the end of the definition of “Subsidiary”.

“Notwithstanding the foregoing, no York Avenue Entity shall be deemed to be a Subsidiary of Holdings or any of its Subsidiaries for purposes of this Agreement, other than with respect to Section 2.05(b), Section 6.01, Section 7.11, Section 7.12 and Sections 8.01(e), (f), (g) and (h), and, in each case, the definitions incorporated therein.”

(c)  Article V is amended by adding a new Section 5.23 to read as follows:

“5.23

York Avenue Transaction. Other than as set forth in Schedule 5.23, the York Avenue Lender has no recourse to Holdings or any of its Subsidiaries, or any assets of Holdings or any of its Subsidiaries pursuant to the York Avenue Loan Agreement or any other document related thereto.

(d)  Section 7.03 is hereby amended by:

(i) (x) deleting the “and” at the end of clause (i),and (y) deleting the parenthetical set forth therein and replacing it with the following:

“(other than in any Immaterial Subsidiary or any York Avenue Entity)”

(ii) deleting the “.” at the end of clause (j) and substituting therefore “; and” and adding at the end of such Section a new clause (k) to read as follows:

“(k)  Investments in the York Avenue Entities in an aggregate amount in any fiscal year not in excess of the amount of Capital Expenditures permitted under Section 7.12 for such fiscal year, less the aggregate amount of any Capital Expenditures made by Holdings and its Subsidiaries during such fiscal year.”

(e)  Section 7.12 is hereby amended by deleting the “.” at the end thereof and replacing it with the following language:

“ provided further that the acquisition of the York Avenue Property in connection with the York Avenue Transaction shall not be considered a Capital Expenditure for purposes of this Section 7.12 to the extent such expenditures (including the assumption of any Indebtedness) do not exceed $377,500,000 in the aggregate.”

(f)  Section 8.01 is hereby amended by (i) deleting the “and” at the end of subsection (k), (ii) deleting the “.” at the end of subsection (l) and substituting “; and” therefor, and (ii) adding at the end of such Section a new subsection (m) to read as follows:

“Holdings or any York Avenue Entity violates any of the covenants contained in the York Avenue Loan Agreement relating to the single purpose entity status of such York Avenue Entity or its corporate separateness from Holdings and its Subsidiaries and such violation results in recourse liability to Holdings.”

(g)  The Schedules to the Credit Agreement are hereby amended by adding Schedule 5.23 attached as Annex I hereto.

SECTION 3. Conditions of Effectiveness. This Amendment shall become effective as of the date first above written when, and only when, the Administrative Agent shall have received (i) counterparts of this Amendment executed by each Borrower and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment, (ii) Schedule 5.23 to be attached as Annex I hereto, (iii) the consent attached hereto

(the “ Consent”) executed by each of the Guarantors, and (iv) for the account of each Lender executing this amendment on or before 12:00 noon on December 17, 2007, a fee equal to 0.05% of such Lender’s Commitment. The effectiveness of this Amendment is conditioned upon the accuracy of the factual matters described herein. This Amendment is subject to the provisions of Section 10.01 of the Credit Agreement.

SECTION 4. Representations and Warranties of the Borrowers. Each Borrower hereby represents and warrants that the representations and warranties contained in each of the Loan Documents (as amended or supplemented to date, including pursuant to this Amendment) are true and correct on and as of the date hereof, before and after giving effect to this Amendment, as though made on and as of such date (except for any such representation and warranty that, by its terms, refers to an earlier date, in which case as of such earlier date).

SECTION 5. Reference to and Effect on the Loan Documents. (a)  On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b)  The Credit Agreement, the Notes, and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c)  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 6. Costs, Expenses, Etc. Each Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 10.04 of the Credit Agreement.

SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

SOTHEBY’S

By:	/s/ WILLIAM S. SHERIDAN
Name:	William S. Sheridan
Title:	EVP and CFO

SOTHEBY’S, INC.

By:	/s/ WILLIAM S. SHERIDAN
Name:	William S. Sheridan
Title:	EVP and CFO

OATSHARE LIMITED

By:	/s/ WILLIAM S. SHERIDAN
Name:	William S. Sheridan
Title:	EVP and CFO

SOTHEBY’S

By:	/s/ WILLIAM S. SHERIDAN
Name:	William S. Sheridan
Title:	EVP and CFO

BANK OF AMERICA, N.A., as Administrative Agent, L/C Issuer, Swing Line Lender, Foreign Currency Lead Lender and Lender

By:	/s/ JOHN WALKIEWICZ
Name:	John Walkiewicz
Title:	Vice President

LASALLE BANK N.A., as Lender

By:	/s/ JOHN WALKIEWICZ
Name:	John Walkiewicz
Title:	Vice President

HSBC BANK PLC, as Lender

By:	/s/ PAUL HAGGER
Name:	Paul Hagger
Title:	Corporate Banking Manager

THE CIT GROUP/BUSINESS CREDIT, INC., as Lender

By:	/s/ JULIANNE LOW
Name:	Julianne Low
Title:	Vice President

CITIBANK, N.A., as Lender

By:	/s/ ALAN ACKBARALI
Name:	Alan Ackbarali
Title:	Vice President

UNITED OVERSEAS BANK LIMITED, NEW YORK AGENCY, as Lender

By:	/s/ GEORGE LIM
Name:	George Lim
Title:	SVP & GM

By:	/s/ MARIO SHENG
Name:	Mario Sheng
Title:	AVP

COMERICA BANK, as Lender

By	/s/ SARAH R. WEST
Name:	Sarah West
Title:	Assistant Vice President

ISRAEL DISCOUNT BANK OF NEW YORK, as Lender

By	/s/ RICHARD TRIPADLI
Name:	Richard Tripaldi
Title:	Assistant Vice President

By	/s/ HOWARD WEINBERG
Name:	Howard Weinberg
Title:	Senior Vice President

NORTH FORK BUSINESS CAPITAL CORPORATION, as Lender

By	/s/ RONALD WALKER
Name:	Ronald Walker
Title:	Vice President

WEBSTER BUSINESS CREDIT CORPORATION, as Lender
By	/s/ DANIEL C. DUPRE
Name:	Daniel C. Dupre
Title:	Vice President

ANNEX I

Schedule 5.23

Recourse Obligations

1. Holdings is a party to the Guaranty of Lease dated as February 7, 2003, pursuant to which it guaranties the obligations of the Company under the York Avenue Lease.

2. Holdings will be designated the “Borrower Principal” under the York Avenue Loan Agreement. As such, Holdings is obligated to indemnify the York Avenue Lender for any of its losses, costs and expenses in connection with:

•

(i) the presence of any hazardous materials on the York Avenue Property, (ii) the violation of any environmental laws, rules or regulations in connection with the York Avenue Property, (iii) any environmental liens that may attach to the York Avenue Property, and (iv) other customary breaches of representations or violations of law relating to environmental matters affecting the York Avenue Property;

•

(i) any accidents, injury or death of persons or loss of property on the York Avenue Property, (ii) any use or non use of the York Avenue Property in violation of law, (iii) any failure of the York Avenue Property to be in compliance with applicable law, or (iv) any required work to be performed on the York Avenue Property;

•	any mortgage recording taxes; and

•	any violations of ERISA.

The indemnities described above are more fully set forth in Section 12.6 and Section 14 of the York Avenue Loan Agreement.

3. In the event that (i) Holdings or the York Avenue Entity violates any of the covenants contained in the York Avenue Loan Agreement relating to the single purpose entity status of the York Avenue Entity or its corporate separateness from Holdings and its Subsidiaries, or (ii) the York Avenue Property shall become an asset in a voluntary bankruptcy proceeding of the York Avenue Purchaser, then the obligations of the York Avenue Purchaser under the York Avenue Loan Agreement shall become recourse obligations of Holdings.

CONSENT

Dated as of December 17, 2007

Each of the undersigned, as a Guarantor under the Credit Agreement referred to in the foregoing Amendment, hereby consents to such Amendment and hereby confirms and agrees that notwithstanding the effectiveness of such Amendment, the Guaranty contained in the Credit Agreement is and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Loan Documents to “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment.

GUARANTORS:

SOTHEBY’S FINE ART HOLDINGS, INC.
SOTHEBY’S FINANCIAL SERVICES, INC.
SOTHEBY’S FINANCIAL SERVICES CALIFORNIA, INC.
OBERON, INC.
THETA, INC.
SOTHEBY’S VENTURES, LLC
SOTHEBY’S ASIA, INC.
YORK WAREHOUSE, INC.
SPTC, INC.
SOTHEBY’S PARKE BERNET, INC.
YORK AVENUE DEVELOPMENT, INC.
SOTHEBY’S THAILAND, INC.
SOTHEBY’S HOLDINGS INTERNATIONAL, INC.
SOTHEBY’S NEVADA, INC.
SOTHEBYS.COM AUCTIONS, INC.
SIBS, LLC
SOTHEBY’S.COM LLC
SOTHEBY’S RES, INC.

By:	/s/ WILLIAM S. SHERIDAN
Name:	William S. Sheridan
Title:	EVP and CFO

SOTHEBY’S

By:	/s/ WILLIAM S. SHERIDAN
Name:	William S. Sheridan
Title:	EVP and CFO

SOTHEBY’S, INC.

By:	/s/ WILLIAM S. SHERIDAN
Name:	William S. Sheridan
Title:	EVP and CFO

OATSHARE LIMITED

By:	/s/ WILLIAM S. SHERIDAN
Name:	William S. Sheridan
Title:	EVP and CFO

SOTHEBY’S

By:	/s/ WILLIAM S. SHERIDAN
Name:	William S. Sheridan
Title:	EVP and CFO

SOTHEBY’S FINANCIAL SERVICES LTD.

By:	/s/ WILLIAM S. SHERIDAN
Name:	William S. Sheridan
Title:	EVP and CFO

CATALOGUE DISTRIBUTION COMPANY LIMITED

By:	/s/ WILLIAM S. SHERIDAN
Name:	William S. Sheridan
Title:	EVP and CFO